casualmale
retail group inc.

BIG & TALL
PRE-SPRING 06
CASUAL MALE XL

Holiday
2005
ROCHESTER
BIG & TALL

## January 2006

1 Exhibit 99.1

’06 & ’07 Initiatives
• Redefine Casual Male image to increase
market share
• Store growth – expansion of Rochester
Clothing
• Continued accelerated growth of internet and
catalog
• Gross margin improvement

3 Redefine Casual Male Image

Sales $
36
38
40
42
44
46
48
50
52
54
56
58
60
62
64+

Market Share Size Opportunity
Casual Male Sales by Size
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
$180,000
$200,000
Waist Size
Data based on ’04 sales of Casual
Pants, Dress Pants and Jeans

5 National Sales by Size $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 30 32 34 36 38 40 42 44 46+ Waist

Customer Research
Least favorite aspect of clothing shopping was “difficulty
finding items in my size”
– They were shopping at “the end of the rack”
– Stigma with “big and tall” store
– “big and tall” stores were consistently referred to as places where “fat guys” shop
Current image associated with Casual Male
– A degree of discomfort with shopping at the store for “big and tall”
– Belief that the clothing started around a 48” waist
– Merchandise and selection lacked a sense of style
– Had unattractive, inconvenient locations
– Casual Male was a place of necessity rather than a
destination of choice

Casual Male
BIG & TALL
Big & Tall
CASUAL MALE
shoes
11 to 16
50% off
on sale
Casual Male Big & Tall
Big & Tall CASUAL MA
Casual Male BIG & TALL
Now Ope
Big & Tall
CASUAL MALE
Big & Tall CASUAL MALE
Big & Tall
CASUAL MALE

7 50% of customers refer to Casual Male as the “Big & Tall” store

Objectives
• Change the consumer perception of Casual
Male to increase awareness of brands, sizes
and comfort carried in all channels and appeal
to the younger, smaller and taller B&T
consumers.
• Re-engineer the look and feel of the Casual
Male brand in all communications including in-
store experience, web & catalog

9 New Design

Reactions to “XL” logo concept
Majority of respondents reacted positively to
these concepts:
– “Yes, that’s my size.” / “That’s what I’m looking for.”
– “XL” seen as “manly, powerful” rather than
overweight
– Appeared to create a sense of distinctiveness for
brand
– Would communicate “change” at Casual Male
– Seen as youthful by some respondents

| | | | | |
|---|---|---|---|---|
| | | | | |
| | | | | |
| | | | | |
| | | | | |
| | | | | |
| | | | | |
| | | | | |

Developmental Markets
DMA Population
Market
Rank
Anchor
Stores
Outlet
Stores
Phoenix, AZ 2017.3 15 5 1
Columbus, OH 630.1 34 4 2
Grand Rapids, MI 683.5 38 3 0
Indianapolis, IN 589.6 25 6 1
Rochester, NY 392.6 74 4 0
San Antonio, TX 643.6 37 4 0
Total: 4956.7 26 4

Effected Change
• Exterior store
• Interior of store, visual presentation, signage,
POS package
• Bags
• All communications
– Direct mail
– Email
– Catalog version
– Website
– New Private label credit card
• Associate training

13

14 Before

15 After

16

17 Developmental Market Results • Increase in traffic • Increase in transactions • Higher % of sales in smaller sizes as compared to chain • Increase in comp sales

## Recommended New Logo Rollout Zones

Washington
5
Montana
North Dakota
1
Minnesota
8
Oregon
4
Idaho
Wyoming
South Dakota
1
Wisconsin
6
Michigan
16
Northern California
18
Nevada
4
Utah
Nebraska
4
Iowa
3
Illinois
27
Indiana
4
Ohio
15
Pennsylvania
21
New York
25
Maine
2
NH-2
VT-1
MA-13
RI-1
CT-10
NJ-20
DE-2
MD-12
West Virginia
2
Virginia
12
Colorado
5
Kansas
3
Missouri
9
Kentucky
5
Southern California
27
North Carolina
9
Tennessee
7
Arizona
2
New Mexico
2
Oklahoma
3
Arkansas
3
South Carolina
5
Mississippi
1
Alabama
4
Georgia
8
Texas
29
Louisiana
2
Florida
27
Phase 1
Phase 2
Phase 3

18

Ralph Lauren® zip-mock sweater & sport shirt sold on page 4-5 and tie sold on page 87.
Holiday
2005
ROCHESTER
BIG & TALL

19

20 Rochester Overview • Major growth for next 5 years. We will be in expanding Rochester from 24 stores to 40 more stores Rochester * 1 London, United Kingdom 9 2 2

21

claiborne

CANALI

BURBERRY

KENNETH COLE new york

VERSACE

DKNY

RALPH LAUREN

Cloth by
Ermenegildo Zegna

22 Rochester Brands

SAN FRANCISCO
SAN JOSE
BEVERLY HILLS
CHICAGO
BOSTON
NEW YORK
DALLAS
ATLANTA
WASHINGTON DC
DETROIT
LONDON
HOUSTON
MIAMI
LAS VEGAS
PHOENIX
SEATTLE

ROCHESTER

23

Benefits to CMRG
• Combined entities give CMRG 65% market share of
specialty retail sector
• Not a turn around – accretive to earnings in year one
• Senior management continues with incentive contracts
• Synergies will increase gross margin, reduce overhead
costs (warehouse, administration, insurance, etc.)
• Comparable multi-channel opportunities to Casual Male
– Internet/catalog over 20% of sales in less than 3 years
• Store growth opportunities
– Underserved markets
– Growth of 5 – 7 stores/yr
– International opportunities

Rochester Big & Tall
Transaction
• 21 U.S. stores; 1 in London
• Total revenue $65.0M
• Audited EBIDTA of $3.3M
• Potential for an additional 3 million dollar savings through integration
– Average sales per store $2.3M vs CM $650,000
– Average transaction $400 vs CM $75
– Average store sq. footage 5,000-6,000 sq. ft. vs CM 3,500 sq. ft.
– Average income of customer   $100,000+ vs CM $71,000
– Cost to open new store $100 sq. ft. vs CM $36 sq. ft.
– Inventory needed $375,000 vs CM $125,000

26

A SUIT SALE
SO BIG IT CAN
ONLY HAPPEN
ONCE EVERY
1906 100 2006
YEARS
Spring
2006
ROCHESTER
BIG & TALL

27

28 Continued accelerated growth of internet and catalog

-5.0%
-2.3%
-1.1%
2.4%
9.2%
4.8%
2.3%
2.0%
3.70%
2.5%
1.6%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
Comp Store Trend
2004
2003
Stores change to
lifestyle presentation
Launch of George Foreman
collection and TV campaign
2005

Internet Sales by Month
$0
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
$1,400,000
$1,600,000
$1,800,000
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2002 - $3,357,447
2003 - $6,229,617 +46.1%
2004 - $9,874,481 +194.1%
2005

Store Catalog Sales
* % gains over FYE02
Catalog Sales
$7,053,300
$7,283,100
$7,968,900
$8,814,100
$10,056,800
$-
$2,000,000
$4,000,000
$6,000,000
$8,000,000
$10,000,000
$12,000,000
2001 2002 2003 2004 2005

32 Store 2.9% 7.4% 0% 20% 40% 60% 80% 100% online catalog Catalog 46.6% 18.6% 0% 20% 40% 60% 80% 100% store online Online 51.1% 32.1% 0% 20% 40% 60% 80% 100% store catalog Multi-Channel

Customer Sales by Channel
455 Retail & Catalog & E-commerce
286 Catalog & E-commerce
290 Retail & E-commerce
276 Retail & Catalog
104 E-commerce Only
123 Catalog Only
100 Retail only
* Indexed to retail only shoppers

Search
go
Category
Shirts
Pants & Jeans
Activewear
Outerwear
Sweaters & Vests
Suit Separates
Sportcoats
Footwear
Sleepwear
Underwear
Accessories
Fragrances
Brands
626 BLUE
Calvin Klein
Cutter & Buck
George Foreman
Harbor Bay
Izod
Levis/Dockers
Nautica
NFL
Polo Jeans Company
Polo Ralph Lauren
Reebok
Lifestyle
Team Sports
Special
CASUAL MALE XL
Check out our new items
HOME | SALE | CLEARANCE | STORES | CATALOG | FORWARD TO A FRIEND
now thru Sunday, December 11th
take 20% off
our entire online selection
use offer code: SAVINGS at online checkout.
plus!
FREE
Ground Shipping
with your purchase of $125 or more!
Shop online now.
gift cards
available in
any denomination
now redeemable
Clothing to match your lifestyle
BIG & TALL
HOLIDAY05
CASUAL MALE XL
holiday sale
now thru Dec. 7th
2005
happy holidays!
FREE $10 gift
(no strings attached)
our thanks to brighten your season
CASUAL MALE XL
happy holidays
Shop Casual Male XL now
gift cards
available in
any denomination
in-store • online • phone
Buy now
Clothing to match your lifestyle
Shop our Holiday Catalog online now

34

35 Gross Margin Improvements • Inventory management • Direct sourcing • Building proprietary brands

Gross Margin Opportunity
• Core vs. seasonal/fashion – core year
round basic stock items (5 pocket jean,
pique polo, pocket tee, underwear, etc.)
• Implementation of E3 (replenishment
system) determined that we were 25%
out of stocks on core items – demand
exceeded supply
– Better margins on core products than
seasonal/fashion

we've got it.
You'll find your size or it's free.
YOUR SIZE IN-STOCK
guaranteed.
pocket tee
guaranteed.
You'll find your size or it's free.

Guaranteed In-stock Program
• 7 key items – 12% of
sales
• GIS Program – Bottoms
49 sizes, delivery in 5
working days or FREE
• 8/21 launch
• Sold 449,405  units
• Units 26% increase
• 4,564  units fulfilled
through catalog
• 9 pieces of free items
given away

## Great sale prices on your favorites!  Stock up now on everyday basics.  In-stock or it's **free:** Guaranteed!

**sale $21.99**

**WHEN YOU BUY 2 OR MORE**

### Harbor Bay® Pique Polos

[illegible] with side vents. 100% cotton. Colors: red, navy, grey, white, black. Reg. $26

| BIG | | | | | |
|---|---|---|---|---|---|
| 1X | 2X | 3X | 4X | 5X | 6X |
| **TALL** | | | | | |
| XLT | 2XLT | 3XLT | 4XLT | 5XLT | |

Available in 49 sizes!

**sale $39.99**

### Harbor Bay® Loose-fit Jeans

Loose fit through the seat and thighs. 100% cotton. Colors: stonewash, black. Reg. $45

| |
|---|
| **LENGTH 29"** |
| 44 46 48 50 52 54 56 58 |
| **LENGTH 30"** |
| 42 44 46 48 50 52 54 56 58 60 62 64 |
| **LENGTH 32"** |
| [illegible] |
| **LENGTH 34"** |
| [illegible] |
| **LENGTH 36"** |
| 38 40 42 44 |
| **LENGTH 38"** |
| 38 40 42 44 |

Waist-Relaxer® Hidden waistband expands up to 4" for comfort.

Available in 49 sizes!

**sale $39.99**

### Comfort Zone by George Foreman® Waist-Relaxer® Casual Pants

Double-pleat style in 100% cotton twill. Colors: navy, khaki, black. Reg. $45

| |
|---|
| **LENGTH 29"** |
| 44 46 48 50 52 54 56 58 |
| **LENGTH 30"** |
| 42 44 46 48 50 52 54 56 58 60 62 64 |
| **LENGTH 32"** |
| [illegible] |
| **LENGTH 34"** |
| [illegible] |
| **LENGTH 36"** |
| 38 40 42 44 |
| **LENGTH 38"** |
| 38 40 42 |

**sale $16.99**

**WHEN YOU BUY 2 OR MORE**

### Harbor Bay® Pocket T-Shirts or Comfort Zone by George Foreman®

Reinforced seams in soft 100% cotton. Colors: navy, red, white, black, grey. Reg. $20-$24

| BIG | | | | | |
|---|---|---|---|---|---|
| 1X | 2X | 3X | 4X | 5X | 6X |
| **TALL** | | | | | |
| XLT | 2XLT | 3XLT | 4XLT | 5XLT | |

Waist-Relaxer® Hidden waistband expands up to 4" for comfort.

Available in 40 sizes!

**sale $44.99**

### Comfort Zone by George Foreman® Waist-Relaxer® Dress Pants

Double-pleat style with [illegible] tab closure. 65% polyester, 35% rayon. Colors: grey, black. Reg. $50

| |
|---|
| **LENGTH 29"** |
| 44 46 48 50 52 54 56 58 |
| **LENGTH 30"** |
| 42 44 46 48 50 52 54 56 58 60 62 64 |
| **LENGTH 32"** |
| [illegible] |
| **BLACK LENGTH 34"** |
| [illegible] |
| **LENGTH 36"** |
| 38 40 42 44 |

**sale $34.99**

### Comfort Zone by George Foreman® Neck-Relaxer® Dress Shirts

[illegible] Cotton blends. Broadcloth: white. Button-down Oxford: white, blue. Reg. $38

| |
|---|
| **[illegible]** |
| 17.5 18 18.5 19 20 22 |
| **[illegible]** |
| 17.5 18 18.5 19 20 22 |
| **[illegible]** |
| 17.5 18 18.5 19 20 22 |

*[illegible]

Sales prices for Guaranteed In-stock items shown are also valid on catalog and unit repurchases from August 10th thru August 21st. [illegible]

38

Direct Sourcing
• Direct Sourcing of goods through Li & Fung, as agent
beginning in 2006
• New Department created, hiring of industry veteran
• Potential for 40% of Casual Male Inventory to go Direct
• Cost saving of up to 15%
• Better sourcing (reduction of # of Vendors)
• Rochester has very little private label, potential for 20%
• Cost savings of up to 20% for Rochester

Comfort ZONE™
By George Foreman

HARBOR BAY

626 BLUE
Vintage Surplus

SYNRGY

40 Proprietary Brands

HARBOR BAY

rely on the quality and function
of basic items designed for
your lifestyle

**Harbor Bay® Pique Polo**
Full-cut body in traditional styling with straight hem and side vents. 100% cotton. Imported.
Colors: navy, red, white, black, grey, forest heather, andora heather, chocolate heather, midnight heather.
Tall: XLT-4XLT. Big: 1X-6X.
**#81501 Pique Polo $26**
**or $21.99 each when you buy 2 or more**

**Harbor Bay® Mockneck and Crewneck**
The comfort of 100% cotton, fashioned in a full-cut body with taped neck seams and straight hem.
Machine wash. Imported.
Tall: XLT-5XLT. Big: 2X-6X.
Colors: forest heather, andora heather, midnight heather, black, dark grey heather, fawn heather.
**#84754 Mockneck $25**
Colors: forest green, burgundy, black.
**#84753 Crewneck $25**

**Harbor Bay® Loose-fit Jeans**
Your favorite 5-pocket style in 100% cotton.
Waist: 36-64. Inseam: 28-38.
Color: stonewash.
**#81570 Loose-fit Jeans $45 each**
**or $39.99 each when you buy 2 or more**

Additional colors available online.
Sizes, styles and selection may vary by store.

14 CASUAL MALE XL 1.800.767.0319 casualmaleXL.com

41

# GEORGE FOREMAN

"My favorite color is comfortable!"
—George Foreman

A comfortable line of clothing in the sizes you need, inspired by a great American icon

**George Foreman Supersuede Sportshirt**
100% polyester. Machine wash. Imported.
Colors: burgundy, black, olive, saddle, chocolate.
Tall: XLT-5XLT. Big: 1X-6X.
**#84097 Supersuede Sportshirt $45**

**Comfort Zone by George Foreman™**
**Waist-Relaxer® Twill Pants**
Tailored with double pleats in 100% cotton.
Machine wash. Imported.
Colors: navy, khaki, black, grey, fatigue, stone, denim.
Waist: 36-64. Inseam: 28-38.
**#83684 Waist-Relaxer® Twill Pants $45**

waist-relaxer®
*hidden waistband expands up to 4" for comfort.*

Additional colors available online.
Sizes, styles and selection may vary by store.

10 CASUAL MALE XL 1.800.767.0319 casualmaleXL.com

42

A,D,E

## 626 BLUE® Vintage Surplus

# today's new classic options

*Discover your favorites in timeless styles, fits and washes!*

**A. 626 BLUE® Track Jacket**
80% polyester, 20% cotton.
Machine wash. Imported.
Tall: XLT-6XLT. Big: 2X-6X.
**#94771 Track Jacket $50**

**B-D. 626 BLUE® Screen print Tees**
100% cotton. Machine wash. Imported.
Tall: 2XLT-4XLT. Big: 2X-6X.
**B. #84563 Brick $28**
**C. #84565 Chocolate $25**
**D. #84564 Blue $25**

**E. 626 BLUE® Premium Wash Jeans**
100% cotton. Machine wash. Imported.
Waist: 44-60. Inseam: 30-33.
**#94710 Premium Wash Jeans $40.60**

8 casualmale.com for more!

Order anytime, toll-free: 1.800.767.0

43

Collection will consist of Wovens, Casual
Pant, and Knits
Assortment will reflect items/attitude and
overall look of successful contemporary
brands such as George Foreman
Signature, Perry Ellis, I.N.C., etc.

GEORGE FOREMAN
COMFORT ZONE
626 BLUE
Vintage Surplus
HARBOR BAY
great
STYLE
starts with
CLASSIC
looks at
AFFORDABL
prices.
CASUAL MALE XL

45

46 2 Year Goal • 4% comp annually • 100 basis point improvement annually • 100 basis point improvement in SG&A annually 2007 = 9 to 10% operating income

Any remarks that we make today about future expectations,
plans and prospects for Casual Male Retail Group, Inc.
which are not historical facts, are forward-looking statements that involve risks and uncertainties.  For a discussion of such risks and uncertainties, which could cause the Company’s
actual results to differ from those contained in the  forward-
looking statements, please read the section entitled
“Forward-Looking Statements” in the Company’s most recent
Form 10-K and Form 10-Q and the Form 8-K filed on April 8,
2005 with the Securities and Exchange Commission.
Forward - Looking Statement

48 Casual Male Retail Group 555 Turnpike Street Canton, MA 02021 (781) 828-9300 x 2004 jeffunger@usa.net clinsky@cmal.com